[LORD ABBETT LOGO]


                                      2002
                                      ANNUAL
                                        REPORT
                LORD ABBETT
                   MID-CAP VALUE FUND


FOR THE YEAR ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE FUND
ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this annual overview of Lord Abbett Mid-Cap Value Fund's strategies and performance for the year ended December 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust you place in us and look forward to serving your investment needs in the years to come

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN.

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM OVER THE TWELVE-MONTHS ENDED DECEMBER 31, 2002?
A. The Lord Abbett Mid-Cap Value Fund returned -9.8%(1) for the twelve-months ended December 31, 2002, compared with its benchmark, the S&P MidCap 400/BarraValue Index,(2) which returned -10.1%. PLEASE REFER TO PAGE (4) FOR AVERAGE ANNUAL RETURNS.

Q. WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?
A. During the period, the Fund benefited from stock selection and an overweight position in the healthcare sector. Specifically, a medical device maker's encouraging developments in a new stent product contributed to positive returns. Also, in the healthcare sector, a California-based administrator of managed healthcare services experienced strong returns from growing enrollments. The Fund's continued strategy to limit exposure in the information technology and telecommunications services sector proved beneficial, as these two negatively performing sectors were among the weakest of the index. The Fund was significantly underweight in the information technology sector and had no holdings in the telecommunications services sector. Stock selection in the industrials sector also added to performance. Industrial holdings benefited from strong dividend yields, solid balance sheets and general improvements in company business models.

   Holdings in the consumer discretionary sector, however, hurt the Fund's performance. While consumer spending has remained strong for much of the economic downturn, supporting the economy from a deeper recession, growing concerns over the viability of continued spending has hurt consumer discretionary positions. Specifically, a professional hand and power tool manufacturer and a discount retailer detracted from the Fund's performance. Stock selection in the utilities sector also hurt the Fund's performance during the period, as a weak market for wholesale electricity generally hurt the sector. In

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addition, stock selection in the consumer staples sector hurt performance.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?
A. As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. First quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

   Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001 and the first half of 2002, the economy began to slow in June and July and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001, which revealed three mildly down quarters instead of the one originally reported.

   The fourth quarter began with low expectations as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy. This influx of encouraging trends sparked the equity markets, as major indices finally experienced sustained gains.

   In contrast, the business sector of the economy appeared to be overly cautious during the fourth quarter and business sentiment lagged consumer resolve. Concerns existed that corporate earnings will not improve as rapidly as anticipated, as economic growth would continue at a slower-than-expected pace. In addition, high oil prices and the threat of international conflict weighed on investor confidence and economic recovery.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.
A. Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks with defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued

2
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weakening dollar should create a favorable atmosphere for mid-cap stocks.
Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.


(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the period ended 12/31/02.
(2) A market capitalization-weighted index of the stocks in the S&P MidCap 400/Barra Value Index having the lowest price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund please see the Fund's Prospectus.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund is actively managed and, as a result, asset allocations may change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap Index and S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund believes that the S&P MidCap 400/Barra Value Index more closely reflects the market capitalization range of the Fund and therefore intends to remove the Russell Midcap Index as an additional broad-based index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

           THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES)
           AT NET ASSET VALUE          AT MAXIMUM OFFERING PRICE(1)   RUSSELL MIDCAP INDEX(2)   S&P MIDCAP 400/BARRA VALUE INDEX(2)
12/31/92                    $ 10,000                       $  9,425                  $ 10,000                              $ 10,000
12/31/93                    $ 11,395                       $ 10,740                  $ 11,430                              $ 11,343
12/31/94                    $ 11,022                       $ 10,389                  $ 11,191                              $ 11,278
12/31/95                    $ 13,898                       $ 13,099                  $ 15,046                              $ 15,117
12/31/96                    $ 16,849                       $ 15,880                  $ 17,905                              $ 18,050
12/31/97                    $ 22,163                       $ 20,888                  $ 23,100                              $ 24,245
12/31/98                    $ 22,063                       $ 20,794                  $ 25,430                              $ 25,377
12/31/99                    $ 22,999                       $ 21,676                  $ 30,066                              $ 25,969
12/31/00                    $ 35,257                       $ 33,229                  $ 32,547                              $ 33,198
12/31/01                    $ 38,077                       $ 35,888                  $ 30,718                              $ 35,569
12/31/02                    $ 34,365                       $ 32,389                  $ 25,744                              $ 31,976

                              FISCAL YEAR-END 12/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING DECEMBER 31, 2002

                            1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
            CLASS A(3)     -14.93%     7.88%     12.47%             --
            CLASS B(4)     -13.83%     8.32%        --           12.04%
            CLASS C(5)     -10.30%     8.47%        --           12.14%
            CLASS P(6)      -9.86%     8.85%        --            8.86%
            CLASS Y(7)      -9.43%       --         --           12.28%

(1) Reflects the deduction of the maximum sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) The Class A shares were first offered on June 28, 1983. This shows total return which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 2002, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on May 1, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 1% for the life of the class.
(5) The Class C shares were first offered on May 1, 1997. Performance is at net asset value. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.
(6) The Class P shares were first offered on January 1,1998. Performance is at net asset value.
(7) The Class Y shares were first offered May 3, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                 VALUE
INVESTMENTS                                      SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS 95.11%

AUTO COMPONENTS 1.75%
Dana Corp.                                    5,231,400   $     61,521
                                                          ------------
CHEMICALS 9.90%
Crompton Corp.                                6,562,600         39,047
Eastman Chemical Co.                          2,070,300         76,125
IMC Global, Inc.+                             6,561,400         70,010
Monsanto Co.                                  3,157,700         60,786
Potash Corp. of
Saskatchewan ADR                              1,095,690         69,675
Solutia, Inc.+                                8,753,300         31,774
                                                          ------------
TOTAL                                                          347,417
                                                          ------------
CONTAINERS & PACKAGING 4.45%
Ball Corp.+                                   1,480,200         75,771
Pactiv Corp.*                                 3,672,500         80,281
                                                          ------------
TOTAL                                                          156,052
                                                          ------------
ELECTRICAL EQUIPMENT 2.57%
Hubbell, Inc.                                 2,565,700         90,159
                                                          ------------
ELECTRIC UTILITIES 5.32%
Ameren Corp.                                  1,690,000         70,253
CMS Energy Corp.                              6,168,100         58,227
Northeast Utilities                           3,852,200         58,438
                                                          ------------
TOTAL                                                          186,918
                                                          ------------
ENERGY EQUIPMENT & SERVICES 4.97%
Halliburton Co.                               5,263,700         98,484
Pride Int'l., Inc.*+                          5,103,200         76,038
                                                          ------------
TOTAL                                                          174,522
                                                          ------------
FOOD & DRUG RETAILING 1.00%
Albertson's, Inc.+                            1,576,400         35,091
                                                          ------------
FOOD PRODUCTS 1.96%
Archer-Daniels-
Midland Co.                                   5,534,175         68,624
                                                          ------------
GAS UTILITIES 1.07%
Southwest Gas Corp.+                          1,606,600   $     37,675
                                                          ------------
HEALTHCARE EQUIPMENT & SUPPLIES 2.96%
Bausch & Lomb, Inc.+                          1,329,300         47,855
Boston Scientific Corp.*+                     1,315,200         55,922
                                                          ------------
TOTAL                                                          103,777
                                                          ------------
HEALTHCARE PROVIDERS & SERVICES 5.75%
Aetna, Inc.                                     902,500         37,111
Caremark Rx, Inc.*+                           5,063,500         82,282
Health Net, Inc.*+                            3,126,400         82,537
                                                          ------------
TOTAL                                                          201,930
                                                          ------------
HOTELS, RESTAURANTS & LEISURE 3.88%
CBRL Group, Inc.+                             2,506,500         75,521
Jack in the Box, Inc.                           426,400          7,372
Park Place Entertainment
Corp.*+                                       6,338,200         53,241
                                                          ------------
TOTAL                                                          136,134
                                                          ------------
HOUSEHOLD DURABLES 5.90%
Leggett & Platt, Inc.+                        2,404,300         53,952
Newell Rubbermaid, Inc.+                      2,294,600         69,595
Snap-on, Inc.+                                2,978,300         83,720
                                                          ------------
TOTAL                                                          207,267
                                                          ------------
INSURANCE 10.81%
Everest Re Group
Ltd. ADR+                                     1,423,200         78,703
Partnerre Ltd. ADR+                           1,689,900         87,571
SAFECO Corp.+                                 2,509,900         87,017
St. Paul Companies, Inc.                        784,400         26,709
Transatlantic Holdings, Inc.+                   203,700         13,587
XL Capital Ltd. Class A ADR                   1,111,300         85,848
                                                          ------------
TOTAL                                                          379,435
                                                          ------------
LEISURE EQUIPMENT & PRODUCTS 2.17%
Foot Locker, Inc.+                            7,265,000         76,283
                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2002

                                                                 VALUE
INVESTMENTS                                      SHARES           (000)
----------------------------------------------------------------------
MACHINERY 3.26%
CNH Global N.V. ADR+                         10,122,790   $     38,467
Cummins, Inc.+                                  674,100         18,962
The Timken Co.+                               2,990,400         57,117
                                                          ------------
TOTAL                                                          114,546
                                                          ------------
MULTI-LINE RETAIL 4.04%
Big Lots, Inc.*+                              5,522,500         73,063
J.C. Penney Co., Inc.+                        2,982,400         68,625
                                                          ------------
TOTAL                                                          141,688
                                                          ------------
OIL & GAS 4.50%
EOG Resources, Inc.                           2,017,200         80,527
Kerr-McGee Corp.                              1,746,500         77,370
                                                          ------------
TOTAL                                                          157,897
                                                          ------------
PAPER & FOREST PRODUCTS 3.96%
Georgia-Pacific Corp.+                        5,236,000         84,614
Meadwestvaco Corp.                            2,200,900         54,384
                                                          ------------
TOTAL                                                          138,998
                                                          ------------
PHARMACEUTICALS 2.10%
Mylan Laboratories, Inc.                      2,107,600         73,555
                                                          ------------
REAL ESTATE 3.05%
Healthcare Realty
Trust, Inc.                                   1,886,706         55,186
Host Marriott Corp.*                          5,861,100         51,871
                                                          ------------
TOTAL                                                          107,057
                                                          ------------
SOFTWARE 1.46%
Sybase, Inc.*+                                3,812,235         51,084
                                                          ------------
SPECIALTY RETAIL 3.53%
Office Depot, Inc.                            4,187,000         61,800
Payless Shoesource, Inc.*+                    1,208,400         62,196
                                                          ------------
TOTAL                                                          123,996
                                                          ------------
TEXTILES & APPAREL 1.06%
Tommy Hilfiger Corp. ADR*                     5,364,300         37,282
                                                          ------------
TRADING COMPANIES & DISTRIBUTORS 3.69%
Genuine Parts Co.+                            2,840,200         87,477
W.W. Grainger, Inc.                             818,700   $     42,204
                                                          ------------
TOTAL                                                          129,681
                                                          ------------
TOTAL COMMON STOCKS
(Cost $3,401,544,674)                                        3,338,589
                                                          ============

                                              PRINCIPAL
                                                 AMOUNT
                                                   (000)
SHORT-TERM INVESTMENT 8.72%

REPURCHASE AGREEMENT 8.72%

Repurchase agreement
dated 12/31/2002, 1.15%
due 1/2/2003 with State
Street Bank & Trust Co.
collateralized by
$23,145,000 of Federal
Home Loan Mortgage
Corp. at 4.50% due
8/15/2004, $47,255,000
of Federal Home Loan
Mortgage Corp. at 2.60%
due 11/5/2004,
$47,725,000 of Federal
Home Loan Bank at 1.86%
due 10/22/2003,
$47,730,000 of Federal
Home Loan Bank at 1.83%
due 10/27/2003,
$47,765,000 of Federal
Home Loan Bank at
1.90% due 11/14/2003,
$47,740,000 of Federal
National Mortgage Assoc
at 1.835% due 10/7/2003,
$47,410,000 of Federal
National Mortgage Assoc
at 3.50% due 6/17/2004;
value - $312,249,892;
proceeds $306,126,359.99
(Cost $306,106,803)                        $    306,107   $    306,107
                                                          ------------
TOTAL INVESTMENTS 103.83%
(Cost $3,707,651,477)                                     $  3,644,696
                                                          ============

  * Non-income producing security.
  + Security (or a portion of security) on loan.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
  Investments in securities, at cost                            $ 3,707,651,477
-------------------------------------------------------------------------------
  Investments in securities, at value                           $ 3,644,696,481
  Market value of collateral for securities loaned                  168,441,296
  Cash                                                                  213,244
  Receivables:
    Interest and dividends                                            3,914,571
    Capital shares sold                                              43,528,609
    From affiliate                                                       30,530
  Prepaid expenses and other assets                                     703,972
-------------------------------------------------------------------------------
  Total assets                                                    3,861,528,703
-------------------------------------------------------------------------------
LIABILITIES:
  Securities lending collateral                                     168,441,296
  Payables:
    Investment securities purchased                                 168,562,864
    Capital shares reacquired                                         9,002,585
    Management fees                                                   1,650,072
    12b-1 distribution fees                                           2,027,662
    Directors' fees                                                     363,833
  Accrued expenses and other liabilities                              1,278,179
-------------------------------------------------------------------------------
  Total liabilities                                                 351,326,491
===============================================================================
NET ASSETS                                                      $ 3,510,202,212
===============================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $ 3,562,947,843
Undistributed net investment income                                  14,356,433
Accumulated net realized loss on investments                         (4,147,068)
Net unrealized depreciation on investments                          (62,954,996)
-------------------------------------------------------------------------------
NET ASSETS                                                      $ 3,510,202,212
===============================================================================
NET ASSETS BY CLASS:
Class A Shares                                                  $ 2,252,307,619
Class B Shares                                                  $   527,072,484
Class C Shares                                                  $   601,416,491
Class P Shares                                                  $    51,013,549
Class Y Shares                                                  $    78,392,069
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                      146,362,204
Class B Shares                                                       35,216,364
Class C Shares                                                       40,268,636
Class P Shares                                                        3,364,426
Class Y Shares                                                        5,096,584
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)
Class A Shares - Net asset value                                $         15.39
Class A Shares - Maximum offering price
  (Net asset value plus sales charge of 5.75%)                  $         16.33
Class B Shares - Net asset value                                $         14.97
Class C Shares - Net asset value                                $         14.94
Class P Shares - Net asset value                                $         15.16
Class Y Shares - Net asset value                                $         15.38
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest                                                           $    3,293,837
Dividends                                                              49,789,451
Securities lending                                                        567,080
Foreign tax withheld                                                     (117,914)
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                53,532,454
---------------------------------------------------------------------------------
EXPENSES:
Management fees                                                        14,500,279
12b-1 distribution plan-Class A                                         6,734,956
12b-1 distribution plan-Class B                                         4,324,450
12b-1 distribution plan-Class C                                         4,660,782
12b-1 distribution plan-Class P                                           135,328
Shareholder servicing fees                                              6,046,941
Reports to shareholders                                                   745,089
Registration                                                              252,732
Fund accounting                                                            82,667
Custody                                                                   122,955
Professional                                                               58,657
Directors' fees                                                            50,963
Pricing                                                                    23,499
Other                                                                     335,453
---------------------------------------------------------------------------------
Gross expenses                                                         38,074,751
  Expense reductions                                                      (29,929)
---------------------------------------------------------------------------------
NET EXPENSES                                                           38,044,822
---------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  15,487,632
=================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments                                       (3,038,925)
Net change in unrealized appreciation/depreciation on investments    (319,508,912)
=================================================================================
NET REALIZED AND UNREALIZED LOSS                                     (322,547,837)
=================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (307,060,205)
=================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED          YEAR ENDED
INCREASE IN NET ASSETS                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
OPERATIONS:
Net investment income                                                    $     15,487,632    $      5,965,925
Net realized gain (loss) on investments                                        (3,038,925)         28,604,707
Net change in unrealized appreciation/depreciation on investments            (319,508,912)         81,745,443
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (307,060,205)        116,316,075
=============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                     (4,955,562)         (1,120,017)
   Class B                                                                       (182,446)            (80,233)
   Class C                                                                       (406,867)            (65,854)
   Class P                                                                        (61,631)             (5,203)
   Class Y                                                                        (25,813)                 (5)
Net realized gain
   Class A                                                                    (20,972,882)        (29,312,329)
   Class B                                                                     (4,999,699)         (4,333,376)
   Class C                                                                     (4,853,494)         (2,741,885)
   Class P                                                                       (244,394)           (117,547)
   Class Y                                                                        (68,759)                (86)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           (36,771,547)        (37,776,535)
=============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                           2,576,658,163       1,222,948,767
Reinvestment of distributions                                                  26,773,863          35,687,033
Cost of shares reacquired                                                    (583,329,767)       (221,634,024)
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                          2,020,102,259       1,037,001,776
=============================================================================================================
NET INCREASE IN NET ASSETS                                                  1,676,270,507       1,115,541,316
=============================================================================================================
NET ASSETS:
Beginning of year                                                           1,833,931,705         718,390,389
-------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $  3,510,202,212    $  1,833,931,705
=============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                      $     14,356,433    $      5,244,593
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED 12/31
                                                   -------------------------------------------------------------------------------
                                                      2002              2001             2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $     17.41       $     17.03       $   13.24       $   13.31       $   13.37
                                                   ===========       ===========       =========       =========       =========
Investment operations
  Net investment income                                    .13(a)            .11(a)          .12(a)          .04(a)          .05(a)
  Net realized and unrealized gain (loss)                (1.80)             1.14            6.20             .48            (.11)
                                                   -----------       -----------       ---------       ---------       ---------
    Total from investment operations                     (1.67)             1.25            6.32             .52            (.06)
                                                   -----------       -----------       ---------       ---------       ---------

Distributions to shareholders from:
  Net investment income                                   (.07)             (.03)           (.09)           (.05)              -
  Net realized gain                                       (.28)             (.84)          (2.44)           (.54)              -
                                                   -----------       -----------       ---------       ---------       ---------
    Total distributions                                   (.35)             (.87)          (2.53)           (.59)              -
                                                   -----------       -----------       ---------       ---------       ---------

NET ASSET VALUE, END OF YEAR                       $     15.39       $     17.41       $   17.03       $   13.24       $   13.31
                                                   ===========       ===========       =========       =========       =========

 Total Return(b)                                         (9.75)%            8.00%          53.30%           4.23%           (.45)%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                            1.21%             1.22%           1.35%           1.34%           1.16%
  Expenses, excluding expense
    reductions                                            1.21%             1.22%           1.35%           1.34%           1.16%
  Net investment income                                    .78%              .67%            .82%            .31%            .39%

                                                                                   YEAR ENDED 12/31
                                                   -------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2002              2001             2000            1999            1998
==================================================================================================================================
  Net assets, end of year (000)                    $ 2,252,308       $ 1,252,040       $ 589,882       $ 347,306       $ 367,837

  Portfolio turnover rate                                23.10%            31.52%          77.53%          64.76%          46.58%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         YEAR ENDED 12/31
                                                  -------------------------------------------------------------
                                                     2002         2001         2000         1999        1998
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $   16.99    $   16.72    $   13.06    $   13.17    $   13.33
                                                  =========    =========    =========    =========    =========
Investment operations
  Net investment income (loss)                          .02(a)       .01(a)       .04(a)      (.04)(a)     (.05)(a)
  Net realized and unrealized gain (loss)             (1.75)        1.12         6.09          .47         (.11)
                                                  ---------    ---------    ---------    ---------    ---------
    Total from investment operations                  (1.73)        1.13         6.13          .43         (.16)
                                                  ---------    ---------    ---------    ---------    ---------

Distributions to shareholders from:
  Net investment income                                (.01)        (.02)        (.03)           -            -
  Net realized gain                                    (.28)        (.84)       (2.44)        (.54)           -
                                                  ---------    ---------    ---------    ---------    ---------

    Total distributions                                (.29)        (.86)       (2.47)        (.54)           -
                                                  ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                      $   14.97    $   16.99    $   16.72    $   13.06    $   13.17
                                                  =========    =========    =========    =========    =========

Total Return(b)                                      (10.31)%       7.35%       52.43%        3.54%       (1.20)%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                         1.82%        1.84%        1.95%        2.02%        1.92%
  Expenses, excluding expense
    reductions                                         1.82%        1.84%        1.95%        2.02%        1.92%
  Net investment income (loss)                          .17%         .05%         .27%        (.34)%       (.35)%

                                                                           YEAR ENDED 12/31
                                                  -------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002         2001         2000         1999        1998
===============================================================================================================
  Net assets, end of year (000)                   $ 527,072    $ 289,421    $  78,499    $  32,906    $  27,319

  Portfolio turnover rate                             23.10%       31.52%       77.53%       64.76%       46.58%
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        YEAR ENDED 12/31
                                                 -------------------------------------------------------------
                                                    2002         2001         2000         1999        1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $   16.97    $   16.70    $   13.06    $   13.16    $   13.33
                                                 =========    =========    =========    =========    =========
Investment operations
  Net investment income (loss)                         .03(a)       .01(a)       .04(a)      (.04)(a)     (.05)(a)
  Net realized and unrealized gain (loss)            (1.76)        1.12         6.09          .48         (.12)
                                                 ---------    ---------    ---------    ---------    ---------
    Total from investment operations                 (1.73)        1.13         6.13          .44         (.17)
                                                 ---------    ---------    ---------    ---------    ---------

Distributions to shareholders from:
  Net investment income                               (.02)        (.02)        (.05)           -            -
  Net realized gain                                   (.28)        (.84)       (2.44)        (.54)           -
                                                 ---------    ---------    ---------    ---------    ---------
    Total distributions                               (.30)        (.86)       (2.49)        (.54)           -
                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                     $   14.94    $   16.97    $   16.70    $   13.06    $   13.16
                                                 =========    =========    =========    =========    =========

Total Return(b)                                     (10.30)%       7.39%       52.39%        3.62%       (1.28)%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                        1.82%        1.82%        1.99%        2.02%        1.92%
  Expenses, excluding expense
    reductions                                        1.82%        1.82%        1.99%        2.02%        1.92%
  Net investment income (loss)                         .17%         .06%         .27%        (.34)%       (.35)%

                                                                          YEAR ENDED 12/31
                                                 -------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2002         2001         2000         1999        1998
==============================================================================================================
  Net assets, end of year (000)                  $ 601,416    $ 274,520    $  47,729    $  13,484    $  11,749

  Portfolio turnover rate                            23.10%       31.52%       77.53%       64.76%       46.58%
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  YEAR ENDED 12/31                  1/1/1998(d)
                                                 ------------------------------------------------        TO
                                                    2002         2001         2000         1999      12/31/1998
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD             $   17.18    $   16.83    $   13.12    $   13.25    $   13.38
                                                 =========    =========    =========    =========    =========
Investment operations
  Net investment income                                .11(a)       .09(a)       .13(a)       .04(a)       .02(a)
  Net realized and unrealized gain (loss)            (1.78)        1.14         6.11          .39         (.15)
                                                 ---------    ---------    ---------    ---------    ---------
    Total from investment operations                 (1.67)        1.23         6.24          .43         (.13)
                                                 ---------    ---------    ---------    ---------    ---------

Distributions to shareholders from:
  Net investment income                               (.07)        (.04)        (.09)        (.02)           -
  Net realized gain                                   (.28)        (.84)       (2.44)        (.54)           -
                                                 ---------    ---------    ---------    ---------    ---------
    Total distributions                               (.35)        (.88)       (2.53)        (.56)           -
                                                 ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   15.16    $   17.18    $   16.83    $   13.12    $   13.25
                                                 =========    =========    =========    =========    =========

Total Return(b)                                      (9.86)%       7.95%       53.31%        3.44%        (.97)%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                        1.27%        1.29%        1.40%        1.45%        1.37%(c)
  Expenses, excluding expense
    reductions                                        1.27%        1.29%        1.40%        1.45%        1.37%(c)
  Net investment income                                .72%         .58%         .84%         .31%         .20%(c)

                                                                 YEAR ENDED 12/31                   1/1/1998(d)
                                                 ------------------------------------------------        TO
 SUPPLEMENTAL DATA:                                 2002         2001         2000         1999      12/31/1998
===============================================================================================================
  Net assets, end of period (000)                $  51,014    $  13,789    $   2,278      $   409      $     1

  Portfolio turnover rate                            23.10%       31.52%       77.53%       64.76%       46.58%
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                            YEAR ENDED 12/31            5/3/1999(d)
                                                 -----------------------------------        TO
                                                    2002         2001         2000      12/31/1998
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD             $   17.38    $   16.97    $   13.25      $   13.06
                                                 =========    =========    =========      =========
Investment operations
  Net investment income                                .17(a)       .16(a)     .18(a)           .05(a)
  Net realized and unrealized gain (loss)            (1.79)        1.14         6.15            .14
                                                 ---------    ---------    ---------      ---------
    Total from investment operations                 (1.62)        1.30         6.33            .19
                                                 ---------    ---------    ---------      ---------

Distributions to shareholders from:
  Net investment income                               (.10)        (.05)        (.17)             -
  Net realized gain                                   (.28)        (.84)       (2.44)             -
                                                 ---------    ---------    ---------      ---------
    Total distributions                               (.38)        (.89)       (2.61)             -
                                                 ---------    ---------    ---------      ---------
NET ASSET VALUE, END OF PERIOD                   $   15.38    $   17.38    $   16.97      $   13.25
                                                 =========    =========    =========      =========
Total Return(b)                                      (9.43)%       8.33%       53.58%          1.45%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                        0.82%         .84%         .95%           .69%(c)
  Expenses, excluding expense
    reductions                                        0.82%         .84%         .95%           .69%(c)
  Net investment income                               1.17%         .97%        1.27%           .41%(c)

                                                            YEAR ENDED 12/31            5/3/1999(d)
                                                 -----------------------------------        TO
SUPPLEMENTAL DATA:                                  2002         2001         2000      12/31/1998
===================================================================================================
  Net assets, end of period (000)                $  78,392    $   4,162      $     2        $     1

  Portfolio turnover rate                            23.10%       31.52%       77.53%         64.76
===================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company incorporated under Maryland law on March 14,1983.

The Company's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

The Company offers five classes of shares: Classes A,B,C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS-The Company may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Company acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Company requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Company may incur a loss upon disposition of them.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million            .75%
Next $300 million             .65%
Over $500 million             .50%

12b-1 DISTRIBUTION PLANS
The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A          CLASS B      CLASS C(4)          CLASS P
--------------------------------------------------------------------------------
Service                    .25%(1)          .25%            .25%             .20%
Distribution               .10%(2)(3)       .75%            .75%             .25%

(1) Annual service fee of shares sold prior to June 1, 1990 is .15% of the average daily net asset value.
(2) In addition, the Company pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. The Company collected $78,793 of CDSC during the year.
(3) In addition, the Company pays an incremental marketing expense of approximately .03% of the average net assets of Class A.
(4) Until January 1, 2002, the Company had in place a Plan for Class C shares that provided for the Company to pay Distributor at the time of sale, distribution and service fees not to exceed .75% and .25%, respectively, of the net asset value of the shares sold. These payments were generally amortized over a one-year period. In addition, at each quarter end after the first anniversary of the sale, the Company paid Distributor distribution and service fees not to exceed .75% and .25% respectively, of the average daily net assets of such shares. Effective January 1, 2002, the Company amended the Plan so that the Company pays Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of the shares outstanding payable at each month end. In connection with these changes to the Plan, Distributor reimbursed the Company for the prepaid distribution and service fee balances outstanding as of December 31, 2001 totaling $1,072,710.

Effective January 1, 2003, the incremental marketing expense of approximately ..03% of average daily net assets attributable to Class A shares will be terminated under the Plan. Also, effective January 1, 2003, Lord Abbett will begin providing certain administrative services to the Company pursuant to an Administrative Services Agreement at the annual rate of .04% of the Company's average daily net assets. This will result in Lord Abbett paying Fund Accounting expenses that were previously charged to the Company.

Class Y does not have a Plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the year ended December 31, 2002.

DISTRIBUTOR        DEALERS'
COMMISSIONS        CONCESSIONS
-------------------------------
$ 2,685,909        $ 16,820,066

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On January 23, 2003, a net investment income distribution of $14,878,863 was declared for the Company. The distribution was paid on January 24, 2003, to shareholders of record on January 23, 2003.

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 are as follows:

                                  12/31/2002     12/31/2001
-----------------------------------------------------------
Distributions paid from:
Ordinary income                 $  8,541,810   $  9,044,412
Net long-term capital gains       28,229,737     28,732,123
-----------------------------------------------------------
Total distributions paid        $ 36,771,547   $ 37,776,535
===========================================================

As of December 31, 2002, the components of accumulated losses on a tax basis are as follows:

Undistributed ordinary income - net              $  14,720,266
Undistributed long-term capital gains                       --
--------------------------------------------------------------
   Total undistributed earnings                  $  14,720,266
Capital loss carryforwards                          (2,471,654)
Temporary differences                                 (363,833)
Unrealized loss - net                              (64,630,410)
--------------------------------------------------------------
   Total accumulated losses - net                $ (52,745,631)
===============================================================
Capital loss carryforward years of expiration             2010

As of December 31, 2002, the Company's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                       $ 3,709,326,891
--------------------------------------------------------------
Gross unrealized gain                               40,835,137
Gross unrealized loss                             (105,465,547)
--------------------------------------------------------------
   Net unrealized security loss                $   (64,630,410)
===============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the fiscal year ended December 31, 2002 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  UNDISTRIBUTED           ACCUMULATED
 (DISTRIBUTIONS          NET REALIZED
  IN EXCESS OF)         GAIN(LOSS) ON
 NET INVESTMENT           INVESTMENTS
INCOME INCREASE              INCREASE
     (DECREASE)            (DECREASE)
-------------------------------------
$ (743,473)                 $ 743,473

5. PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of securities loaned. As of December 31, 2002, the value of securities loaned is $162,958,322. These loans are collateralized by cash of $168,441,296 which is invested in a restricted money market account. Expenses relating to securities lending of $283,540 are included in Other Expenses on the Statement of Operations. The dividend and interest income earned on the securities loaned are accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Company's securities if the borrower defaults.

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2002 are as follows:

PURCHASES           SALES
-----------------------------------
$ 2,525,812,825     $ 596,979,355

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Company. Such amounts and earnings accrued thereon are included in Director' fees on the Statement of Operations and Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.  LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .09%. At December 31, 2002, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Company's net asset values.

10. INVESTMENT RISKS

The Company is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Company invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Company may hold. The mid-sized company stocks in which the Company invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Company's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Company could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect Company performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 500 million shares of $.001 par value capital stock designated as follows: 300 million Class A shares, 85 million Class B shares, 85 million Class C shares, 15 million Class P shares and 15 million Class Y shares.

                                                                     YEAR ENDED                    YEAR ENDED
                                                              DECEMBER 31, 2002             DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                          SHARES           AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                        100,013,999  $ 1,623,617,143    46,432,914  $  761,435,169
Reinvestment of distributions                        1,226,118       19,997,981     1,843,861      28,581,106
Shares reacquired                                  (26,776,950)    (428,133,642)  (11,016,656)   (178,923,321)
-------------------------------------------------------------------------------------------------------------
Increase                                            74,463,167  $ 1,215,481,482    37,260,119  $  611,092,954
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                         22,080,960  $   356,812,232    13,229,688  $  211,903,623
Reinvestment of distributions                          224,934        3,589,951       276,080       4,199,181
Shares reacquired                                   (4,121,957)     (62,438,775)   (1,168,987)    (18,342,536)
-------------------------------------------------------------------------------------------------------------
Increase                                            18,183,937  $   297,963,408    12,336,781  $  197,760,268
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                         29,113,462  $   467,249,147    14,434,075  $  231,050,964
Reinvestment of distributions                          189,568        3,017,922       176,128       2,677,147
Shares reacquired                                   (5,212,419)     (78,509,679)   (1,290,306)    (20,302,622)
-------------------------------------------------------------------------------------------------------------
Increase                                            24,090,611  $   391,757,390    13,319,897  $  213,425,489
-------------------------------------------------------------------------------------------------------------

CLASS P SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                          3,299,366  $    52,177,729       903,241  $   14,601,553
Reinvestment of distributions                            4,567           73,442        14,778         229,511
Shares reacquired                                     (742,158)     (11,646,077)     (250,758)     (4,065,540)
-------------------------------------------------------------------------------------------------------------
Increase                                             2,561,775  $    40,605,094       667,261  $   10,765,524
-------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                          5,017,797  $    76,801,912       239,350  $    3,957,458
Reinvestment of distributions                            5,820           94,567             6              88
Shares reacquired                                     (166,491)      (2,601,594)            -              (5)
-------------------------------------------------------------------------------------------------------------
Increase                                             4,857,126  $    74,294,885       239,356  $    3,957,541
-------------------------------------------------------------------------------------------------------------

   THE COMPANY (UNAUDITED)

   All of the net investment income distributions paid by the Company qualify for the dividends received deduction for corporations.

   Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2002, $28,229,737 represents long-term capital gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT MID-CAP VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid-Cap Value Fund, Inc. (the "Company"), including the schedule of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 25, 2003

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS                   LENGTH OF SERVICE            PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since 1995;        Managing Partner and                   N/A
Lord, Abbett & Co. LLC          Chairman since 1996         Chief Investment Officer
90 Hudson Street                                            of Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE            PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994         Managing General Partner,              Currently serves as a
Bigelow Media, LLC                                          Bigelow Media, LLC                     director of Crane Co.
909 Third Avenue,                                           (since 2000); Senior                   and Huttig Building
5th Floor                                                   Adviser, Time Warner                   Products Inc.
New York, NY                                                Inc. (1998 - 2000);
Date of Birth: 10/22/1941                                   Acting Chief Executive
                                                            Officer of Courtroom
                                                            Television Network
                                                            (1997 - 1998); President
                                                            and Chief Executive
                                                            Officer of Time Warner
                                                            Cable Programming, Inc.
                                                            (1991 - 1997).

WILLIAM H.T. BUSH               Director since 1998         Co-founder and Chairman                Currently serves as
Bush-O'Donnell &                                            of the Board of the financial          director of Wellpoint
Co., Inc.                                                   advisory firm of                       Health Network, Inc.,
101 South Hanley Rd,                                        Bush-O'Donnell &                       DT Industries Inc., and
Suite 1025                                                  Company (since 1986).                  Engineered Support
St. Louis, MO                                                                                      Systems, Inc.
Date of Birth: 7/14/1938

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE            PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998         Managing Director of                   Currently serves as
Monitor Clipper Partners                                    Monitor Clipper Partners               director of Avondale,
Two Canal Park                                              (since 1997) and President             Inc., Avondale Mills,
Cambridge, MA                                               of Clipper Asset                       Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                   Management Corp., (since               Inc., Integrated
                                                            1991), both private equity             Graphics, Inc., and
                                                            investment funds.                      Interstate Bakeries
                                                                                                   Corp.

STEWART S. DIXON                Director since 1983;        Partner in the law firm                N/A
Wildman, Harrold,               Retired 12/31/2002          of Wildman, Harrold,
Allen & Dixon                                               Allen & Dixon
225 W. Wacker Drive,                                        (since 1967).
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS               Director since 2000         Chief Executive Officer                Currently serves as
Houlihan Lokey                                              of Houlihan Lokey                      director of Adolph
Howard & Zukin                                              Howard & Zukin, an                     Coors Company.
685 Third Ave.                                              investment bank,
New York, NY                                                (January 2002 to present);
Date of Birth: 7/30/1947                                    Chairman of Warburg Dillon
                                                            Read (1999 - 2000);
                                                            Global Head of
                                                            Corporate Finance of
                                                            SBC Warburg Dillon
                                                            Read (1997 - 1999);
                                                            Chief Executive
                                                            Officer of Dillon,
                                                            Read & Co. (1994 - 1997).

C. ALAN MACDONALD               Director since 1988         Retired - General Business             Currently serves as
415 Round Hill Road                                         and Governance Consulting              director of
Greenwich, CT                                               (since 1992); formerly                 Fountainhead Water
Date of Birth: 5/19/1933                                    President and CEO of                   Company, Careside,
                                                            Nestle Foods.                          Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care
                                                                                                   products) and Seix
                                                                                                   Fund, Inc.*

THOMAS J. NEFF                  Director since 1983         Chairman of Spencer                    Currently serves as
Spencer Stuart,                                             Stuart, an executive                   director of Ace, Ltd.
277 Park Avenue                                             search consulting firm                 and Exult, Inc.
New York, NY                                                (since 1976); President of
Date of Birth: 10/2/1937                                    Spencer Stuart (1979-1996).

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE            PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
JAMES F. ORR, III               Director since 2002         President and CEO of                   Currently serves as
80 Pinckney Street                                          LandingPoint Capital (since            Chairman of
Boston, MA                                                  2002); Chairman and CEO                Rockefeller
Date of Birth: 3/5/1943                                     of United Asset                        Foundation, Director
                                                            Management Corporation                 of Nashua Corp. and
                                                            (2000 to 2001); Chairman               SteelPoint
                                                            and CEO of UNUM                        Technologies.
                                                            Provident Corporation
                                                            (1999 - merger); Chairman and
                                                            CEO of UNUM Corporation
                                                            (1988 - 1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                                   ----------

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

   NAME AND                       CURRENT POSITION           LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)                     WITH COMPANY            OF CURRENT POSITION   DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive             Elected in 1995       Managing Partner and
(3/8/1945)                      Officer and President                             Chief Investment Officer
                                                                                  of Lord Abbett since 1996.

EDWARD VON DER LINDE            Executive Vice              Elected in 1995       Partner and Investment
(6/12/1960)                     President                                         Manager, joined Lord
                                                                                  Abbett in 1988.

TRACIE E. AHERN                 Vice President and          Elected in 1999       Partner and Director of
(1/12/1968)                     Treasurer                                         Portfolio Accounting
                                                                                  and Operations, joined
                                                                                  Lord Abbett in 1999,
                                                                                  formerly Vice President -
                                                                                  Head of Fund
                                                                                  Administration of Morgan
                                                                                  Grenfell from 1998 to
                                                                                  1999, prior thereto Vice
                                                                                  President of Bankers Trust.

EILEEN K. BANKO                 Vice President              Elected in 1999       Equity Analyst, joined
(11/3/1967)                                                                       Lord Abbett in 1990.

JOAN A. BINSTOCK                Chief Financial             Elected in 1999       Partner and Chief
(3/4/1954)                      Officer and Vice                                  Operations Officer; joined
                                President                                         Lord Abbett in 1999, prior
                                                                                  thereto Chief Operating
                                                                                  Officer of Morgan Grenfell.

                                 CURRENT POSITION
  NAME AND                       LENGTH OF SERVICE           LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY             OF CURRENT POSITION   DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
DAVID G. BUILDER                Vice President              Elected in 1998       Equity Analyst; joined
(1/4/1954)                                                                        Lord Abbett in 1998,
                                                                                  formerly Equity Analyst at
                                                                                  Bear Stearns.

DANIEL E. CARPER                Vice President              Elected in 1987       Partner; joined Lord Abbett
(1/22/1952)                                                                       in 1979.

HOWARD E. HANSEN                Vice President              Elected in 1998       Partner and Investment
(10/13/1961)                                                                      Manager, joined
                                                                                  Lord Abbett in 1995.

PAUL A. HILSTAD                 Vice President              Elected in 1995       Partner and General
(12/13/1942)                    and Secretary                                     Counsel; joined Lord
                                                                                  Abbett in 1995.

LAWRENCE H. KAPLAN              Vice President and          Elected in 1997       Partner and Deputy
(1/16/1957)                     Assistant Secretary                               General Counsel;
                                                                                  joined Lord Abbett in 1997.

ROBERT G. MORRIS                Vice President              Elected in 1995       Partner and Director of
(11/06/1944)                                                                      Equity Investments; joined
                                                                                  Lord Abbett in 1991.

A. EDWARD OBERHAUS, III         Vice President              Elected in 1996       Partner and Manager of
(12/21/1959)                                                                      Equity Trading; joined
                                                                                  Lord Abbett in 1983.

CHRISTINA T. SIMMONS            Vice President and          Elected in 2000       Assistant General Counsel;
(11/12/1957)                    Assistant Secretary                               joined Lord Abbett in 1999,
                                                                                  formerly Assistant General
                                                                                  Counsel of Prudential
                                                                                  Investments from 1998 to
                                                                                  1999, prior thereto Counsel
                                                                                  of Drinker, Biddle & Reath
                                                                                  LLP, a law firm.

FRANCIE W. TAI                  Assistant Treasurer         Elected in 2000       Director of Fund
(6/11/1965)                                                                       Administration, joined Lord
                                                                                  Abbett in  2000, prior
                                                                                  thereto Manager of
                                                                                  Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Company's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Company's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

[LORD ABBETT(R) LOGO]


  This report when not used for the
general information of shareholders of
the Fund, is to be distributed only if
 preceded or accompanied by a current
          Fund Prospectus.                 LORD ABBETT MID-CAP
                                             VALUE FUND, INC.

  Lord Abbett Mutual Fund shares
      are distributed by:
  LORD ABBETT DISTRIBUTOR LLC
 90 Hudson Street o Jersey City,                                   LAMCVF-2-1202
      New Jersey 07302-3973                                               (2/03)